TURBOSONIC TECHNOLOGIES, INC.
                         550 Parkside Drive, Suite A-14
                                Waterloo, Ontario
                                 Canada N2L 5V4


                               ------------------

                            NOTICE OF ANNUAL MEETING
                                       OF
                                  SHAREHOLDERS

                                   TO BE HELD
                                       ON
                                DECEMBER 13, 2001

                               ------------------


Dear Shareholders,

     On Thursday, December 13, 2001, TurboSonic Technologies, Inc. will hold its Annual Meeting of Shareholders at the Waterloo Inn, 475 King Street North, Waterloo, Ontario, Canada. The meeting will begin at 10:00 a.m., local time.

     Only shareholders that own shares of common stock at the close of business on November 9, 2001 can vote at this meeting or any adjournment or postponement thereof. The meeting will be held for the following purposes:

     o To elect five directors to serve for the ensuing year,

     o To ratify the appointment of Ernst & Young LLP as our independent auditors for fiscal year 2002, and

     o To transact such other business as may properly come before the meeting.



                                                     Patrick J. Forde
                                                     Secretary


Waterloo, Ontario, Canada
November 12, 2001










--------------------------------------------------------------------------------
Whether or not you plan to attend the meeting, please sign and date the enclosed proxy and promptly return it in the enclosed, self-addressed envelope. No additional postage is required if mailed within the United States. Any stockholder may revoke his or her proxy at any time before this meeting by giving notice in writing to our Secretary, by granting a proxy bearing a later date or by voting in person at the meeting.
--------------------------------------------------------------------------------

                          TURBOSONIC TECHNOLOGIES, INC.
                         550 Parkside Drive, Suite A-14
                                Waterloo, Ontario
                                 Canada N2L 5V4

                               ------------------

                                 PROXY STATEMENT

                               ------------------


                              QUESTIONS AND ANSWERS



Q:   WHO IS  SOLICITING MY VOTE?
A:   This  proxy   solicitation  is  being  made  and  paid  for  by  TurboSonic
     Technologies, Inc.

Q:   WHEN WAS THE PROXY STATEMENT MAILED TO SHAREHOLDERS?
A: This proxy statement was first mailed to shareholders on or about November 12, 2001.

Q:   WHAT MATTERS AM I VOTING ON?
A:   (1)  the  election of nominees to serve on our Board of  Directors  for the ensuing year; and
     (2) the ratification of the appointment of Ernst & Young LLP as our independent auditors for fiscal year 2002.

Q:   HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?
A: The Board recommends a vote FOR each of the nominees and a vote FOR the ratification of Ernst & Young LLP as our independent auditors for fiscal year 2002.

Q:   WHO IS ENTITLED  TO VOTE?
A:   Shareholders  as of the close of  business  on November 9, 2001 (the Record
     Date) are entitled to vote at the Annual Meeting.

Q:   HOW DO I VOTE?
A: Sign and date each proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the two proposals.

Q:   MAY I REVOKE MY PROXY?
A:   You have the right to revoke your proxy at any time before the meeting by:
     (1) giving written notice to such effect to our Secretary, Patrick J. Forde, at our address shown above,
     (2)  voting in person at the meeting, or
     (3)  returning a later-dated proxy card.

Q:   WHO WILL COUNT THE VOTE?
A: Representatives of our transfer agent, American Stock Transfer & Trust Company, will count the votes.

Q:   IS MY VOTE CONFIDENTIAL?
A: Proxy cards, ballots and voting tabulations that identify individual shareholders are mailed or returned directly to American Stock Transfer & Trust Company and handled in a manner that protects your voting privacy. Your vote will not be disclosed except (1) as needed to permit American Stock Transfer & Trust Company to tabulate and certify the vote, and (2) as required by law. Additionally, all comments written on the proxy card or elsewhere will be forwarded to management. Your identity will be kept confidential unless you ask that your name be disclosed.

Q:   HOW MANY SHARES CAN VOTE?
A. As of November 9, 2001, 10,507,250 shares of common stock were issued and outstanding. Every holder of common stock is entitled to one vote for each share held.

Q:   WHAT IS A QUORUM?
A: A "quorum" is a majority of the outstanding shares of common stock that they may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held. Directors will be elected by a plurality of the votes cast at the meeting. Approval of each other matter must receive more than 50% of the shares voting on the matter. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. An abstention has the same effect as a vote AGAINST a proposal. A WITHHELD vote will be counted for quorum purposes. However, a WITHHELD vote is not deemed present for purposes of determining whether shareholder approval has been obtained.

     Broker non-votes (abstentions by brokers who have proxies that do not have specific voting instructions from their beneficial owners of the shares they hold) will still be counted as part of the quorum. However, the broker non-votes will not be counted for purposes of determining whether a proposal has been approved.


Q:   WHO CAN ATTEND THE ANNUAL MEETING?
A: All shareholders on November 9, 2001 can attend. If your shares are held through a broker and you'd like to attend, please bring a copy of your brokerage account statement or an omnibus proxy (which you can get from your broker), and we will permit you to attend the meeting.

Q:   HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?
A: We do not know of any business to be considered at the Annual Meeting other than the proposals described in this proxy statement. If any other business is presented at the Annual Meeting, your signed proxy card gives authority to Edward F. Spink, our Chairman, and Patrick J. Forde, our Secretary, to vote on such matters at their discretion.

Q:   WHO ARE THE LARGEST PRINICPAL SHAREHOLDERS?
A: As of November 9, 2001, Dr. Donald R. Spink, Sr., and his related entities, owned 3,310,432 shares (28.4%) of either TurboSonic Technologies, Inc. Common Stock or exchangeable shares of TurboSonic Canada, Inc., a wholly owned subsidiary of TurboSonic, which by their terms, are convertible into a like number of shares of our common stock. Canadian Venture Founders owned 1,337,977 shares of Sonic Canada common stock (12.7%).

Q:   WHEN ARE SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING DUE?
A: All shareholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to Patrick J. Forde, our Secretary, at the address shown above, prior to July 12, 2002.

Q:   CAN A SHAREHOLDER NOMINATE SOMEONE TO BE A DIRECTOR OF THE COMPANY?
A: As a shareholder, you may recommend any person as a nominee for director by writing to our Chairman, Edward F. Spink, at our address shown above. Recommendations must be received prior to July 12, 2002 for the 2002 Annual Meeting. They must be accompanied by the name, residence and business address of the nominating shareholder. They must include a representation that the shareholder is a record holder of our common stock or holds the stock through a broker. They must state the number of shares held. The recommendations must include a representation that the shareholder intends to appear in person or by proxy at the meeting of the shareholders to nominate the individual(s) if the nominations are to be made at a shareholder meeting. They must include information regarding each nominee that would be required to be included in a proxy statement. They must also include a description of any arrangement or understanding between or among the shareholder and each and every nominee. Finally, the recommendations must include the written consent of each nominee to serve as a director, if elected.


                              ELECTION OF DIRECTORS

     There are currently five members of the Board. All such members are nominees for election this year: Dr. Donald R. Spink, Sr., Edward F. Spink, Patrick J. Forde, Richard H. Hurd and Jonathan Lagarenne. All directors are elected annually, and serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified. If any director is unable to stand for re-election at this meeting, the Board may reduce the Board's size or designate a substitute. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate.

     EDWARD F. SPINK

                                                             DIRECTOR SINCE 1997
     AGE 47

Edward F. Spink has served as our President from August 27, 1997, the date upon which Turbotak and Sonic Environmental Systems were combined to form TurboSonic, to June 15, 1999. On that date, the Board elected him as its Chairman and as our Chief Executive Officer. Prior thereto and from 1995, he was President and a director of Turbotak. Mr. Spink served as Vice President-Operations of Turbotak from 1989 to 1995.

     PATRICK J. FORDE

                                                             DIRECTOR SINCE 1997
     AGE 68

Patrick J. Forde has been our Secretary/Treasurer since the combination of Turbotak and Sonic. He was elected as our President on June 15, 1999, succeeding Edward F. Spink. Prior thereto and from 1986, he was a director of Turbotak. Mr. Forde has served as Vice President-Corporate Planning for Turbotak since 1996. He was chairman and chief executive officer of Borg Textile Corporation from 1982 to 1995. He is president and owner of Glencree Investments, Inc., and serves as a director of several private companies.

     RICHARD H. HURD

                                                             DIRECTOR SINCE 1993
     AGE 64

Richard H. Hurd served as Sonic's president from August 1993 to August 1997 and as its Treasurer from April 1994 to August 1997. From July 1996 until its combination with Turbotak, Sonic operated as a debtor-in-possession under Chapter 11 of the Federal Bankruptcy Code. Mr. Hurd has been President and sole owner of RHB Capital Company, Inc., a financial consulting company since 1987. He is also co-Managing Director of Genuine Article Publishing Group, LLC, a publisher of children's books. He also acts as a Special Assistant to the Acting Treasurer of the State of New Jersey.

     DR. DONALD R. SPINK, SR.

                                                             DIRECTOR SINCE 1997
     AGE 78

Dr. Donald R. Spink, Sr. served as Chairman of the Board from August 27, 1997 until his resignation on June 15, 1999. He continues to serve as a director and, upon request, as a technical advisor. Prior thereto and from 1976 he was chairman of Turbotak.

     JONATHAN R. LAGARENNE

                                                             DIRECTOR SINCE 2001
     AGE 41

Jonathan R. Lagarenne joined the Board in August 2001. He is presently Chief Executive Officer of Hamon Corporation and from July 1998 to May 2000 held the positions there of Chief Operating Officer and General Counsel. He held the position of Vice President of Research-Cottrell from 1995 to July 1998.



              RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP
                             AS INDEPENDENT AUDITORS

     The Audit Committee has recommended, and the Board has appointed, Ernst & Young LLP as our independent auditors for the 2002 fiscal year (July 1, 2001 through June 30, 2002) subject to your ratification.

     Audit services provided by Ernst & Young during fiscal 2001 included an audit of our financial statements. They reviewed our Annual Report filed with the SEC and certain other filings that we made with the SEC and certain other government agencies. They have unrestricted access to the Audit Committee to discuss audit findings and other financial matters.

     A representative of Ernst & Young LLP is expected to attend the Annual Meeting. He or she will have the opportunity to speak at the meeting if he or she wishes and will also respond to appropriate questions.


                FEES BILLED BY ERNST & YOUNG LLP FOR FISCAL 2001


     AuditFees...................................................... $ 58,855

     Financial Information System Design and Implementation
          Fees......................................................     --

     All  other fees (1)............................................ $ 13,838

----------
(1) Included in "All other fees" are fees for consultation on accounting and financial reporting matters and tax services.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLC AS INDEPENDENT AUDITORS FOR FISCAL 2002.

                        STATEMENT OF CORPORATE GOVERNANCE

     Our business is managed under the direction of the Board of Directors. The Board delegates the conduct of business to the Company's senior management team.

     Our Board usually meets three to four times a year in regularly scheduled meetings. It may meet more often if necessary. The Board held five meetings in fiscal 2001, at which all Directors were present. The Chairman usually determines the agenda for the meetings. Board members receive the agenda and supporting information in advance of the meetings. Board members may raise other matters at the meetings.

     The Board considers all major decisions. The Board has established two standing committees, an Audit Committee and a Compensation Committee. The Audit Committee, whose duties and responsibilities are described below, and which is composed of Messrs. Forde and Hurd, held four meetings in fiscal 2001, at which all members were present. Mr. Forde is not "independent," as such term is defined in Rule 4200(a)(15) of the NASD's listing standards.

     The Compensation Committee is responsible for oversight and administration of executive compensation. The Compensation Committee, which is composed of Messrs. Donald Spink and Forde, held one meeting in fiscal 2001.


                            REPORT OF AUDIT COMMITTEE

     During fiscal 2001, the Audit Committee of our Board developed a charter for the Committee, which was approved by the Board on December 6, 2000. The complete text of the charter, which reflects standards enunciated in new SEC regulations and the Nasdaq Stock Market rules, is attached as Appendix I to this proxy statement.

     o The Committee is charged with monitoring the preparation of annual financial reports by our management, including discussions with our management and our outside auditors about draft annual financial statements and significant accounting and reporting matters;

     o The Committee is responsible for matters concerning our relationship with our outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to us; and determining whether the outside auditors are independent (based in part of the annual letter provided to us pursuant to Independence Standards Board Standard No. 1); and

     o The Committee oversees our management's implementation of effective systems of internal controls, including review of policies relating to legal and regulatory compliance, ethics and conflicts of interests.


     The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee's charter.

     In overseeing the preparation of our financial statements, the Committee met with both our management and our outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Our management advised the Committee that all financial statements were prepared in accordance with generally accepted principles, and the committee discussed the statements with both management and outside auditors. The Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     With respect to our outside auditors, the committee, among other things discussed with Ernst & Young LLP matters relating to its independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Discussions with Audit Committee).

     On the basis of these reviews and discussions, the Committee recommended to the Board that it approve the inclusion of our audited financial statements in our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2001.


                                            THE AUDIT COMMITTEE

                                            Richard H. Hurd, Chairman
                                            Patrick J. Forde

October 5, 2001



                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

     Set forth below is the aggregate compensation paid to Edward F. Spink, our chief executive officer, during the fiscal years ended June 30, 2001, 2000 and 1999. No other executive officer received compensation higher than that paid to Edward F. Spink during the fiscal year.


                                                                LONG TERM
                                ANNUAL COMPENSATION         COMPENSATION AWARDS
                            --------------------------      --------------------

NAME AND         YEAR                              OTHER     SHARES UNDERLYING
PRINCIPAL        ENDED                            ANNUAL         NUMBER OF
POSITION         JUNE 30,  SALARY      BONUS   COMPENSATION OPTIONS AND WARRANTS
 --------        --------  -------  ---------- ------------ --------------------
                 --------  -------  ---------- ------------ --------------------

 Edward F. Spink  2001     $65,821  $          $36,509 (2)         10,000
                                         --
         CEO      2000     $67,797  $          $11,156 (2)         50,000
                                         --
                  1999     $66,243  $3,305 (1) $  --                 --

-------------

(1) Commissions representing a fixed percentage of sales recorded in each fiscal year. Effective July 1, 1998, Edward F. Spink's compensation was revised to include a base salary of $100,000 Canadian (US $68,000 at $1.47) plus a discretionary bonus to be determined at the end of each fiscal year by the Board of Directors.

(2) Effective July 1, 1999, Mr. Spink's compensation was revised to include a sales commission on Scrubber System sales rather than the discretionary bonus.

OPTION AND WARRANT GRANTS IN FISCAL 2001


                NUMBER OF SHARES     % OF TOTAL
                  UNDERLYING         OPTIONS AND
                  OPTIONS AND      WARRANTS GRANTED  EXERCISE     EXPIRATION
                WARRANTS GRANTED    TO EMPLOYEES      PRICE          DATE
               ------------------  ----------------  --------   ----------------
               ------------------  ----------------  --------   ----------------

Edward F. Spink       10,000             100%        $ 0.5625   October 15, 2006


AGGREGATE OPTION AND WARRANT EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END VALUES



                                                          Number of Securities          Value of Unexercised
                                                         UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                 NUMBER OF SHARES          VALUE         OPTIONS OR WARRANTS AT             AND WARRANTS
               ACQUIRED ON EXERCISE       RECEIVED          FISCAL YEAR END              AT FISCAL YEAR END
              -----------------------    -----------   ---------------------------    ---------------------------
                                                       EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
Edward F. Spink          0                  $0.00        18,000         42,000          $4,320          $8,455




                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Edward F. Spink is Dr. Donald R. Spink, Sr.'s son.

     On October 21, 1998 and January 4, 1999, Mr. Donald Spink and Mr. Patrick Forde, respectively, lent us an aggregate of $130,190. These loans are repayable two years from the date of the loans, bear interest at 10% per annum and are collateralized by a lien upon and security interest in substantially all of our assets. As an inducement to advance us these sums, Mr. Donald Spink, and Mr. Patrick Forde were granted warrants to purchase an aggregate of 200,000 shares of our common stock at an initial exercise price of $0.50 through October 31, 2000, increasing to $0.75 thereafter through October 31, 2002 and to $1.00 thereafter through October 31, 2003, respectively. The warrants, whose initial exercise price was greater than the market price of our common stock on the date such warrants were granted, expire on the earlier of October 31, 2003 or 30 days after our common stock has closed at a price per share above $1.50 for 10 consecutive trading days on the OTC Bulletin Board. On July 10, 2000, the loan and warrant agreements between us and Dr. Spink and Mr. Forde were amended to extend the repayment of the loans to three years from the date of the loans. The warrants originally issued to them were amended by extending the various exercise dates by one year and the "...10 consecutive trading days ..." to 30 days. As an inducement to agree to such amendments, we issued additional warrants to purchase an aggregate of 200,000 shares of our common stock at an exercise price of $0.5625 per share, being equal to the then market price of our common stock to Dr. Spink and Mr. Forde. These warrants, which have the same terms as the original warrants have been exercisable since October 21, 2000 and will be exercisable until October 20, 2003.

                       HOLDERS OF 5% OR MORE OF OUR STOCK:
                 DIRECTOR'S AND OFFICER'S OWNERSHIP OF OUR STOCK

     The following table shows how much stock each of our directors and named executive officers owned as of November 9, 2001 and also how much stock was reportedly owned by entities owning 5% or more of our stock as of November 9, 2001. The table also includes vested option or warrant shares (as of November 9, 2001) that are exercisable within 60 days. Shares held in family trusts or held in partnerships where the director or officer is a general partner or exercises voting control are included in the table.

                                             AMOUNT AND
       NAME AND ADDRESS OF                   NATURE OF               APPROXIMATE
       BENEFICIAL OWNER OR                   BENEFICIAL              PERCENTAGE
       IDENTITY OF GROUP                     OWNERSHIP(1)             OF CLASS
       -------------------           ----------------------------    -----------

Dr. Donald R. Spink, Sr. *            3,310,432(2)(5)(6)(7)(9)         28.4%

Edward F. Spink *                       483,838(7)-(9)                  4.2%

Patrick J. Forde  *                     889,158(3)(5)-(7)(9)            7.6%

Richard H. Hurd**                       131,938(4)(7)(9)                1.1%

Jonathan R. Lagarenne                        - (10)                      - %
     c/o Hamon Research-Cottrell
     P.O. Box 1500
     Somerville, NJ  08876

Canadian Venture Founders             1,337,977                        11.5%
    293 Church Street
    Oakville, Ontario L6J 1N9
    Canada

All executive officers                4,815,366(2)-(10)                41.4%
    and directors as a
    group (5 persons)

---------
* c/o Turbosonic Technologies, Inc., 550 Parkside Drive, Suite A-14, Waterloo, Ontario N2L 5V4, Canada.
* c/o Turbosonic Technologies, Inc., 11 Melanie Lane, Unit 22A, East Hanover, NJ 07936
(1) Includes shares of TurboSonic Canada Inc., our wholly owned subsidiary, which by their terms are convertible at any time into a like number of shares of our common stock ("TurboSonic Canada Shares").
(2) Includes 2,762,687 TurboSonic Canada Shares owned by Canadian numbered corporation, over which shares Dr. Spink exercises voting control.
(3) Includes 507,642 TurboSonic Canada Shares owned by the Patrick and Joan Forde Family Trust.
(4) Includes 1,195 shares owned by Mr. Hurd's spouse, as to which Mr. Hurd disclaims any beneficial ownership.
(5) Includes warrants for each of Dr. Donald Spink and Mr. Patrick Forde to purchase 100,000 common shares at an initial exercise price of $0.50 through October 21, 2001, and January 1, 2002 respectively, increasing to $0.75 thereafter through October 21, 2003 and January 1, 2004, and to $1.00 thereafter through October 21, 2004 and January 1, 2005, respectively.
(6) Includes warrants for each of Dr. Donald Spink and Mr. Patrick Forde to purchase 100,000 common shares at an exercise price of $0.5625 through October 31, 2003 and January 1, 2004, respectively.
(7) Includes 10,000 shares issuable upon exercise of an option expiring in October 15, 2005 at an exercise price of $0.40, which option was granted pursuant to our 2000 Stock Option Plan.
(8) Includes 16,000 shares issuable upon exercise of an option expiring in October 15, 2006 at an exercise price of $0.40, which option was granted pursuant to our 2000 Stock Option Plan.
(9) Includes 10,000 shares issuable upon exercise of an option expiring in October 15,2006 at an exercise price of $0.5625, which option was granted pursuant to our 2000 Stock Option Plan.
(10) Does not include 500,000 shares owned by Hamon Research-Cottrell. Mr. Lagarenne disclaims any voting or dispositive control with respect to these shares.



             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     We believe that during fiscal 2001, all SEC filings of directors, officers and ten percent shareholders complied with the requirements of Section 16 of the Securities Exchange Act. This belief is based on our review of forms filed, or written notice that no forms were required.



                                  OTHER MATTERS

     The Board knows of no other matters to be brought before the meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his judgment on such matters.

                                                                      APPENDIX I

                          TURBOSONIC TECHNOLOGIES, INC.

                             AUDIT COMMITTEE CHARTER

ORGANIZATION
This charter governs the operation of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall initially be comprised of two directors, at least one of whom is independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee, and at least one member shall have accounting or related financial management expertise.

STATEMENT OF POLICY
The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In doing so, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts, for this purpose.

RESPONSIBILITIES AND PROCESSES
The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

o The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, recommend the replacement of the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

o The committee shall discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

o The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-QSB. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

o The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-KSB, including their judgement about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgements, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                          TurboSonic Technologies, Inc.
                         550 Parkside Drive, Suite A-14
                                Waterloo, Ontario
                                 Canada N2L 5V4


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Edward F. Spink and Patrick J. Forde as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them, to represent and vote, as designated on the reverse side hereof, all the shares of common stock of TurboSonic Technologies, Inc. (the "Company") held of record by the undersigned on November 9, 2001, at the Annual Meeting of Shareholders to be held on Thursday, December 13, 2001, or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                         (To Be Signed on Reverse Side)

1.   Election of Directors:

     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike such nominee's name from the list at right)


     FOR all Nominees          WITHHOLD AUTHORITY       NOMINEES:
     listed at right (except   to vote for all          Edward F. Spink
     as marked to the          nominees listed          Patrick J. Forde
     contrary at right)                                 Richard H. Hurd
                                                        Dr. Donald R. Spink, Sr.
                                                        Jonathan Lagarenne

             [   ]                    [   ]                       [   ]
              ---                      ---                         ---

2. To ratify the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 30, 2002

        FOR  [   ]           AGAINST  [   ]              ABSTAIN  [   ]
              ---                      ---                         ---

3.   To transact such other business as may properly come before the meeting.


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                --------------------------------
                                                Signature

                                                Date:
                                                     ---------------------------

                                                --------------------------------
                                                Signature, if held jointly

NOTE:Please sign exactly as name appears  hereon.  When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.